UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Act of 1934

Date of Report (Date of earliest event reported): December 2, 2011

COMMISSION FILE NUMBER 0-28720
(Exact name of registrant as specified in its charter)

Delaware	73-1479833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4 Brussels Street, Worcester, MA 01610
(Address of principal executive offices)(Zip Code)

(508) 791-6710
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.
On December 2, 2011, the Audit Committee of the Board of Directors of PAID, Inc. (the “Company”) approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company's new independent registered public accounting firm, which was subsequently approved by the Company's Board of Directors on such date.  CCR LLP (“CCR”) the Company's former independent registered public accounting firm resigned as the Company's independent registered public accounting firm simultaneous with the engagement of Grant Thornton by the Company on December 2, 2011. This change was a result of Grant Thornton's acquisition of CCR on December 1, 2011.
CCR's reports on the Company's financial statements for the two years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion (except for an emphasis of matter paragraph in 2009 which discussed substantial doubt regarding our ability to continue as a going concern) and were not qualified or modified as to audit scope or accounting principles.
During the Company's fiscal years ended December 31, 2010 and 2009, and through December 2, 2011, there were no disagreements between the Company and CCR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of CCR, would have caused CCR to make reference to the matter in their report. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC's rules and regulations have occurred during the fiscal years ended December 31, 2010 and 2009 or through December 2, 2011.
The Company requested CCR to furnish the Company with a letter addressed to the Commission stating whether CCR agrees with the above statements. A copy of CCR's letter, dated December 7, 2011, is attached as Exhibit 16.1 to this Form 8-K.
During the fiscal years ended December 31, 2010 and 2009, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Grant Thornton regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Grant Thornton did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with CCR, which, if not resolved to the satisfaction of CCR, would have caused CCR to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC's rules and regulations.

Item 9.01.        Financial Statements and Exhibits.
(d)      Exhibits
See Exhibit Index attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAID, INC.
Registrant

Date:	December 8, 2011	By:	/s/ Gregory Rotman
Gregory Rotman, President